Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

							Rate Type/	Next	Initial
		Settlement	Maturity	Next		Call	Rate	Call	Coupon	Par
Trade Date	CUSIP	Date	Date	Pay Date	Call Type (1)	Style (2)	Sub-Type (3)(4)	Date	Rate	Amount
9/22/2009	3133XV3L3	9/28/2009	9/28/2010	10/28/2009	Optional Principal Redemption	European	Fixed/ Step Down	10/28/2009	1.750%	$100,000,000
9/22/2009	3133XV3A7	10/8/2009	4/8/2011	4/8/2010	Optional Principal Redemption	European	Fixed/ Step Up	4/8/2010	0.550%	$25,000,000
9/22/2009	3133XRY46	9/24/2009	9/9/2011	3/9/2010	Non- Callable	N/A	Fixed/ Constant	N/A	3.750%	$50,000,000
9/22/2009	3133XUK93	9/24/2009	9/14/2012	3/14/2010	Non- Callable	N/A	Fixed/ Constant	N/A	2.000%	$50,000,000
9/22/2009	3133XV2W0	10/14/2009	10/14/2011	4/14/2010	Optional Principal Redemption	American	Fixed/ Constant	10/14/2010	1.250%	$50,000,000
9/23/2009	3133XRY46	9/25/2009	9/9/2011	3/9/2010	Non- Callable	N/A	Fixed/ Constant	N/A	3.750%	$50,000,000
9/23/2009	3133XV3W9	10/15/2009	10/15/2012	4/15/2010	Optional Principal Redemption	American	Fixed/ Constant	10/15/2010	2.050%	$15,000,000
9/23/2009	3133XV3V1	10/14/2009	10/14/2011	4/14/2010	Optional Principal Redemption	American	Fixed/ Constant	4/14/2010	1.300%	$50,000,000
9/24/2009	3133XV4G3	10/22/2009	10/22/2014	4/22/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/22/2010	2.250%	$20,000,000
9/24/2009	3133XV4G3	10/22/2009	10/22/2014	4/22/2010	Optional Principal Redemption	Bemudan	Fixed/ Step Up	1/22/2010	2.250%	$25,000,000
9/24/2009	3133XV4G3	10/22/2009	10/22/2014	4/22/2010	Optional Principal Redemption	Bemudan	Fixed/ Step Up	1/22/2010	2.250%	$35,000,000
9/24/2009	3133XV4K4	10/19/2009	4/19/2012	4/19/2010	Optional Principal Redemption	American	Fixed/ Constant	10/19/2010	1.500%	$40,000,000
9/24/2009	3133XV4L2	10/16/2009	10/16/2012	4/16/2010	Optional Principal Redemption	American	Fixed/ Constant	4/16/2010	2.000%	$40,000,000
9/24/2009	3133XV4Z1	10/15/2009	10/15/2024	4/15/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/15/2010	3.000%	$25,000,000
9/25/2009	3133XV5A5	10/21/2009	10/21/2016	4/21/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/21/2010	3.000%	$15,000,000
9/25/2009	3133XV5A5	10/21/2009	10/21/2016	4/21/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/21/2010	3.000%	$10,000,000
9/25/2009	3133XV5G2	9/29/2009	12/29/2010	12/29/2009	Non- Callable	N/A	Fixed/ Constant	N/A	0.570%	$200,000,000
9/25/2009	3133XV4G3	10/22/2009	10/22/2014	4/22/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/22/2010	2.250%	$20,000,000
9/25/2009	3133XV5N7	10/13/2009	10/13/2011	4/13/2010	Optional Principal Redemption	American	Fixed/ Constant	4/13/2010	1.250%	$25,000,000
9/25/2009	3133XV5T4	10/22/2009	10/22/2024	4/22/2010	Optional Principal Redemption	Bermudan	Fixed/ Step Up	1/22/2010	4.000%	$25,000,000
9/25/2009	3133XRY46	9/29/2009	9/9/2011	3/9/2010	Non- Callable	N/A	Fixed/ Constant	N/A	3.750%	$50,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.